SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                      --------------------

                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                      --------------------


        Date of Report (Date of earliest event reported):
                        NOVEMBER 26, 1996


                         L.A. GEAR, INC.
     (Exact name of registrant as specified in its charter)


                           CALIFORNIA
         (State or other jurisdiction of incorporation)


                             1-10157
                    (Commission File Number)


                           95-3375118
                (IRS Employer Identification No.)


  2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA   90405
     (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:
                         (310) 452-4327

                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

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                       Page 1 of 6 pages.
              The exhibit index appears on page 4.

Item 5.   Other Events.
          ------------

     On November 26, 1996, L.A. Gear, Inc. (the "Company") announced the restructuring and consolidating of certain of its operations pursuant to a cost reduction plan, as described in the press release attached hereto and filed herewith as Exhibit 99.12 (the "Press Release"). The full text of the Press Release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)   Financial Statements of Business Acquired.
                Not applicable.

          (b)   Pro Forma Financial Information.
                Not applicable.

          (c)   Exhibits.

          99.12 Press Release of L.A. Gear, Inc. dated November
                26, 1996.

                           SIGNATURES
                           -----------

          Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  L.A. GEAR, INC.



Dated:  November 26, 1996     By: /s/ Thomas F. Larkins
                                 -----------------------------
                                   Thomas F. Larkins
                                   Chief Administrative Officer


                          EXHIBIT INDEX
                          -------------

  Exhibit                                                Page
    No.               Document                           No.
  --------            --------                          -----

   99.12       Press Release of L.A. Gear, Inc.
               dated November 26, 1996.                   5